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                                                                     Exhibit 1.1



                                   $30,000,000
                            Hamilton Capital Trust I
                                    BLUS(SM)
                [____]% Beneficial Unsecured Securities, Series A
                  (Liquidation Amount $25 per Capital Security)

                             UNDERWRITING AGREEMENT

                                                             December [__], 1998



CIBC Oppenheimer Corp.
Raymond James & Associates, Inc.
On behalf of the Several
Underwriters named in
Schedule I attached hereto.

c/o CIBC Oppenheimer Corp.
Oppenheimer Tower
World Financial Center
New York, New York 10281

Ladies and Gentlemen:

                  Hamilton Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware, and Hamilton Bancorp Inc., a corporation organized under the laws of the State of Florida (the "Company"), propose to sell to you and the other underwriters named in Schedule I to this Agreement (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of [1,200,000] (the "Firm Securities") of the Trust's [____]% Beneficial Unsecured Securities, Series A (liquidation amount $25 per security). In addition, the Trust and the Company propose to grant to the Underwriters an option to purchase up to an additional [180,000] (the "Option Securities") of the Trust's [____]% Beneficial Unsecured Securities, Series A (liquidation amount $25 per security) from the Trust for the purpose of covering over-allotments in connection with the sale of the Firm Securities. The Firm Securities and the Option Securities are together called the "Capital Securities."

                  The Capital Securities will be guaranteed by the Company with respect to distributions and amounts payable upon liquidation or redemption of such Capital Securities (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement"), to be entered into between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), for the benefit of holders, from time to time, of the Capital Securities. The Company will be the owner of all of the beneficial ownership interests represented by the common securities (the "Common Securities") of the Trust. Proceeds from the sale of Capital Securities to the Underwriters and from the concurrent sale of Common Securities to the Company will be used to purchase [___]% Junior Subordinated Deferrable Interest Debentures, Series A due December [__], 2028 (the "Debentures") of the Company. The Debentures will be issued by the Company pursuant to an Indenture (the "Indenture"), to be entered into between the Company and Wilmington Trust Company, as trustee


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(the "Debenture Trustee"). This Agreement, the Indenture, the Debentures, the
Declaration (as defined in Section 4(s)) and the Guarantee Agreement are referred to collectively as the "Operative Documents."

                  1. SALE AND PURCHASE OF THE CAPITAL SECURITIES. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Trust and the Company agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase the respective number of Firm Securities set forth opposite the name of such Underwriter on Schedule I to this Agreement at a purchase price of 100% of the liquidation amount thereof (the "Initial Price").

                  (b) The Company and the Trust grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Securities at the Initial Price. The number of Option Securities to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Securities to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Securities. Such option may be exercised only to cover over-allotments in the sales of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before 12:00 noon, New York City time, on the business day before the Firm Securities Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or oral or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Securities Closing Date or at least two business days before each Option Securities Closing Date (as defined below), as the case may be, setting forth the number of Option Securities to be purchased and the time and date (if other than the Firm Securities Closing Date) of such purchase.

                  2. DELIVERY AND PAYMENT. Delivery of the Firm Securities to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer or certified or official bank check or checks payable in immediately available (same day) funds to the Trust, shall take place at the offices of Thacher Proffitt & Wood at Two World Trade Center, New York, New York 10048, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Trust, the Company and the Representatives (such time and date of delivery and payment are called the "Firm Securities Closing Date").

                  In the event the option with respect to the Option Securities is exercised, delivery by the Company and the Trust of the Option Securities to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Trust shall take place at the offices of Thacher Proffitt & Wood specified above at the time and on the date (which may be the




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same date as, but in no event shall be earlier than, the Firm Securities Closing
Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called an "Option Securities Closing Date"). The Firm Securities Closing Date and each Option Securities Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

                  Certificates evidencing the Capital Securities shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Securities Closing Date or, in the case of Option Securities, on the day of notice of exercise of the option as described in Section 1(b), and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, one full business day before the Firm Securities Closing Date (or the Option Securities Closing Date in the case of the Option Securities).

                  As compensation for the Underwriters' commitment and in view of the fact that proceeds from the sale of the Capital Securities to the Underwriters will be used to purchase the Debentures, the Company shall pay, on each Closing Date, to the Underwriters a commission of $___ per Capital Security purchased by the Underwriters on such Closing Date by wire transfer of immediately available (same day) funds on such Closing Date to a bank account designated by CIBC Oppenheimer Corp.

                  3. REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The Company and the Trust have prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "'Commission") a registration statement on Form S-3 (Nos. __________________), including a preliminary prospectus relating to the Capital Securities, and have filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Such Registration Statement has been declared effective by the Commission, and no further amendments thereto or supplements thereof have been filed by the Company or the Trust with the Commission. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company and the Trust to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The Registration Statement as amended at the time and on the date it became effective (the "'Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Capital Securities (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules). Reference made herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be.

                  The Company and the Trust understand that the Underwriters propose to make a public offering of the Capital Securities as set forth in and pursuant to the Prospectus as soon after


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the date of this Agreement as the Representatives deem advisable. The Company and the Trust hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company and the Trust furnish amendments or supplements thereto to the Underwriters).

                  4. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE COMPANY. The Trust and the Company, jointly and severally, hereby represent and warrant to, and agree with, each Underwriter as follows:

                  (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above, neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company and the Trust make no representation or warranty as to the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company and the Trust acknowledge that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus.

                  (b) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.



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                  (c) The consolidated financial statements of the Company and its subsidiary, Hamilton Bank, N.A., a national banking association (the "Bank") (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial condition, the results of operations and cash flows and stockholders' equity and the other information purported to be shown therein of the Company and the Bank at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except as otherwise disclosed therein and all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results for such periods have been made.

                  (d) Deloitte & Touche LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                  (e) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"); the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, and the Bank has been duly organized and is validly existing as a national banking association under the laws of the United States. The Bank is the only subsidiary, direct or indirect, of the Company. The Company does not control, directly or indirectly, any corporation (other than the Bank), partnership, joint venture, association or other business organization. The Company and the Bank are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so qualify will not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole, and have all corporate power necessary to own or hold their respective properties, to operate their branches and to conduct the businesses in which they are engaged. The deposit accounts of the Bank are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

                  (f) Each of the Company and the Bank owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, the "Authorizations") and has made all requisite declarations, registrations and filings (collectively, the "Filings") of, from and with all governmental or regulatory bodies and any other person or entity, required under the laws of the State of Florida, the United States and any other jurisdiction in which the Company or the Bank transact business in order to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted and as described in the Prospectus; all of such licenses, permits, certificates, consents, orders, approvals and authorizations, are in full force and effect and neither the Company nor the Bank has received any notice of


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         proceedings relating to any revocation or modification thereof, except for such Authorizations and Filings, the failure to so obtain or make would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole.

                  (g) Each of the Company and the Bank is in compliance in all material respects with all applicable laws administered by and regulations of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the FDIC and any state bank regulatory authority with jurisdiction over the Company or the Bank, as the case may be (each, a "Bank Regulatory Authority"), the failure to comply with which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole. Neither the Company nor the Bank is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any Bank Regulatory Authority which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions.

                  (h) Except as disclosed in the Registration Statement and Prospectus, the Company and the Bank each owns or possesses adequate and enforceable rights, either as owner or licensee, to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. The Company has not received any notice of, or to its best knowledge is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole.

                  (i) The Company and the Bank each have good and marketable title in fee simple to all real property and good title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such or do not materially interfere with the use made of such property by the Company or the Bank; and all real property and buildings held under lease by the Company or the Bank are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company or the Bank.



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                  (j) There is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the Company's best knowledge, threatened or contemplated (and the Company does not know of any basis therefor) to which the Company or the Bank is or may be a party or of which the business or property of the Company or the Bank is or may be subject in either case that is material to the Company and the Bank, taken as a whole, or which is required to be disclosed in the Prospectus and is not so disclosed.

                  (k) Except as disclosed in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the assets or properties, business, management, results of operations, prospects or financial condition of the Company and the Bank whether or not arising from transactions in the ordinary course of business, and neither the Company nor the Bank has sustained any material loss or interference with its assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree.

                  (l) Neither the Company nor the Bank is in violation of any term or provision of (i) its charter or by-laws or other governing documents or (ii) any franchise, license, permit, judgment, decree, order, statute, rule, regulation, directive, policy or guideline to which it or its property may be subject, except, in the case of clause
         (ii), for such violations which would not, individually or in the aggregate, have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of Company and the Bank, taken as a whole.

                  (m) No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or the Bank of any agreement, indenture, mortgage, deed of trust, note or any other agreement or material instrument to which the Company or the Bank is a party or by which any of them or their respective properties or businesses may be bound, except for such defaults or events which would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole.

                  (n) Neither the execution, delivery and performance of the Operative Documents by the Company and the Trust nor the consummation of any of the transactions contemplated hereby or thereby will (i) conflict with or result in the breach or violation of any term or provision of, or give rise to a right to terminate or accelerate the due date of any payment due under, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the creation or imposition of any of any lien, charge, claim, encumbrance or security interest on any properties or assets of the Company or of the Bank pursuant to the terms of, any material agreement, indenture, mortgage or other material agreement or material instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor (ii) violate




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         the charter or by-laws or other governing document of the Company or the Bank or any applicable law, rule, regulation, decision, order or decree of any court or governmental agency or governmental authority having jurisdiction over the Company or the Bank or any of their properties, except, in the case of clause (i), for such violations which would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole.

                  (o) No consent, approval, authorization or order of, or filing, registration, or qualification with, any governmental agency or authority is required in connection with the execution, delivery and performance by the Company and the Trust of the Operative Documents or the consummation of the transactions contemplated hereby and taken thereby, except (A) as may be required under the Securities Act and the Rules, the Exchange Act, or the Blue Sky laws of the various states of the United States in connection with any sales of Capital Securities therein or (B) as have already been obtained or made.

                  (p) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

                  (q) The Company's capitalization is as set forth in the Prospectus; all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable, and 99.8% of such shares are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, equities or claims of any third parties; and no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement.

                  (r) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor the Bank has (i) issued or granted any securities (other than shares of the Company's common stock issued under the Company's Stock Option Plan, pursuant to the exercise of outstanding stock options or to employees or directors under bonus or other compensation plans or arrangements) or incurred any material liability or obligation, whether fixed or contingent, except for liabilities or obligations incurred in the ordinary course of its banking business, (ii) entered into any transaction not in the ordinary course of its banking business, or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                  (s) Neither the Company nor the Bank is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole.




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                  (t) No transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates cf any such officer or director that is required to be described in and is not described In the Registration Statement and the Prospectus.

                  (u) The Company and the Bank have filed all Federal, state, local and foreign tax returns which are required to be filed by them, either on an individual or consolidated basis, through the date hereof, or has received extensions thereof; all taxes shown on such returns and all assessments received by them have been paid, to the extent that the same have become due, except where the failure to so file or pay would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company and the Bank, taken as a whole.

                  (v) The Capital Securities have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, subject to official notice of issuance, and a registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act for the Capital Securities, which registration statement complies in all material respects with the Exchange Act.

                  (w) The Company will comply with all of the requirements and file the required forms as specified in Florida Statutes Section
         517.075 if qualification of the Capital Securities becomes necessary.

                  (x) The Capital Securities and the Common Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Capital Securities and the Common Securities, when issued and delivered, will conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (y) The Indenture has been duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Indenture Trustee) and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Debentures have been duly authorized and, when duly executed, authenticated, issued and delivered as contemplated in the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Debentures, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.




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                  (z) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Act with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Declaration") among the Company, Wilmington Trust Company, as property trustee (the "Property Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), and the individuals named therein as the Administrative Trustees (the "Administrative Trustees," and, together with the Property Trustee and the Delaware Trustee, the "Trustees"), and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the agreements and instruments contemplated by the Declaration and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  (aa) The Declaration has been duly authorized by the Company and, when duly executed and delivered by the Company and the Trustees, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding in equity or at law), and will conform in all material respects to the description thereof contained in the Prospectus. Each of the Administrative Trustees is an employee of the Company and has been duly authorized by the Company to serve in such capacity and to execute and deliver the Declaration.

                  (bb) The Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company and the Guarantee Trustee, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Guarantee Agreement, when executed and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

                  (cc) This Agreement has been duly authorized, executed and delivered by each of the Company and the Trust and constitutes a valid and legally binding agreement of the Company and the Trust enforceable against the Company and the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  (dd) Neither the Trust nor the Company nor the Bank is required to register as an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "Investment Company Act") and the rules and regulations of the Commission thereunder as a result of the consummation of the transactions contemplated by the Operative Documents.

                  (ee) The conditions for use of Form S-3 by the Company and the Trust, as set forth in the General Instructions thereto, have been satisfied.

                  5. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Capital Securities on each Closing Date are subject to each of the following terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement.

                  (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                  (c) No Underwriter shall have been advised by the Company or shall have discovered and disclosed to the Company that the Registration Statement or the Prospectus or any amendment or supplement thereby, contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (d) The representations and warranties of the Trust and the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(e) shall be true and correct when made and on and as of each Closing Date as if made on such date and each of the Trust and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                  (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that (i) to the best of their knowledge after due inquiry, the representations and warranties of the Company contained in this Agreement are true and correct as if made on and as of such Closing Date with the same effect as if made on such Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, including without limitation, the condition set forth in Section 5(m) and (ii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the Effective Date no event has occurred which should have been set forth in a supplement to the Prospectus or an amendment to the Registration Statement.

                  (f) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a signed letter from Deloitte & Touche LLP addressed to the Representatives and dated, respectively, the date of this Agreement and such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and stating in effect that:

                                    (i) in their opinion the audited financial
                           statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                                    (ii) On the basis of a reading of the
                           financial statements and amounts included or incorporated by reference in the Registration Statement and the Prospectus, carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and board of directors of the Company and the Bank and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Bank, nothing came to their attention which caused them to believe that there were any changes, increases or decreases, as of the date of the letter, in consolidated net interest income, net income, long-term debt or capital stock compared to the same period in the prior year or as of December 31, 1997, as the case may be, except in all instances for changes, increases or decreases set forth or contemplated in the Registration Statement or as otherwise set forth in this letter; and

                                    (iii) they have performed certain other
                           procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Registration Statement and the Prospectus agrees with the financial statements or accounting or other records of the Company and is arithmetically correct.

References to the Registration Statement and the Prospectus in this paragraph
(f) are to such documents as amended and supplemented at the date of such letters.

                  (g) The Representatives shall have received on each Closing Date from Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel to the Company and the Trust, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                                    (i) The Company is duly registered as a bank
                           holding company under the BHC Act and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida. The Bank has been duly organized and is validly existing as a national banking association under the laws of the United States. The Company and the Bank are duly qualified and in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and the Bank, taken as a whole, and have all corporate power necessary to own or hold their respective properties, to operate their branches and conduct the business in which they are engaged as described in the Prospectus. The deposit accounts of the Bank are insured by the Bank Insurance Fund of the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

                                    (ii) The Company's capitalization is as set
                           forth in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid and non-assessable and, to the best of such counsel's knowledge, 99.8% of which are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claim; and no holder of any security of the Company has the right, under the Company's certificate of incorporation or by-laws or any agreement or instrument known to such counsel, to have any security owned by such holder included in the Registration Statement.

                                    (iii) The Registration Statement was
                           declared effective under the Securities Act at the time and on the date specified in such counsel's opinion, and to the best knowledge of such counsel, no stop order or other order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before the Commission under the Securities Act.

                                    (iv) The Registration Statement and the
                           Prospectus and any further amendments or supplements thereto made by the Company prior to such Closing Date (other than the financial statements and related notes and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules; and the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                                    (v) The Company and the Trust meet all the
                           conditions necessary for the use of Form S-3 in connection with the issuance and sale of the Capital Securities, the Guarantee and the Debentures.

                                    (vi) No consent, approval, authorization or
                           order of or filing, registration, or qualification with any governmental agency or authority is required in connection with the execution and delivery by the Company and the Trust of the Operative Documents and the consummation of the transactions contemplated hereby except (A) as may be required under the Exchange Act or the Blue Sky laws of the various states of the United States in connection with any sales of Capital Securities therein or (B) as have already been obtained or made.

                                    (vii) This Agreement has been duly
                           authorized, executed and delivered by the Company and the Trust and constitutes a valid and binding agreement of the Company and the Trust enforceable against the Company and the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                                    (viii) The Declaration has been duly
                           authorized, executed and delivered by the Company.

                                    (ix) The Indenture has been duly authorized,
                           executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Indenture Trustee) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Debentures have been duly authorized, executed, issued and delivered by the Company as contemplated in the Indenture and (assuming due authentication by the Indenture Trustee) constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their term, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                                    (x) The Guarantee Agreement has been duly
                           authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                                    (xi) The statements contained in the
                           Prospectus under the caption "Certain United States Federal Income Tax Consequences" are accurate in all material respects and constitute a fair summary of the matters set forth therein.

                                    (xii) To the best knowledge at such counsel,
                           the businesses of the Company and the Bank have been conducted in all material respects in compliance with all applicable laws, rules and regulations of the State of Florida and the United States, which laws are material to the operations of the Company and the Bank taken as a whole.

                                    (xiii) The statements in the Prospectus
                           under the captions "Description of Series A Capital Securities," "Description of Series A Subordinated Debentures," "Description of Series A Guarantee" and "Relationship Among the Series A Capital Securities, the Series A Subordinated Debentures and the Series A Guarantee," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters.

                                    (xiv) Except as set forth (or referred to)
                           in the Prospectus, or incorporated by reference therein, to our knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions on the ability of the Bank (i) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Company, (ii) to make any loans or advances to, or investments in, the Company, or (iii) to transfer any of its properties or assets to the Company.

                                    (xv) Neither the Trust nor the Company nor
                           the Bank is required to register as an investment company under the Investment Company Act as a result of the transactions contemplated by the Operative Documents.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company, the Bank and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Florida and the Federal laws of the United States; PROVIDED that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives, including Underwriters' counsel, and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (relying as to materiality to a large extent upon the opinions and representations of officers and other representatives of the Company), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time the Registration Statement became effective (except with respect to the financial statements and notes thereto and other financial and statistical data contained therein, as to which such counsel need express no opinion or belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes thereto and other financial and statistical data contained therein, as to which such counsel need make no statement or express any opinion or belief) on the date thereof and on such Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (h) The Representatives shall have received on each Closing Date from J. Reid Bingham, Esq., general counsel of the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:
                                    (i) To the best knowledge of such counsel,
                           neither the Company nor the Bank is in violation of or conflict with any term or provision of its charter or by-laws or other governing documents and neither the Company nor the Bank is in violation of any franchise, license, permit, judgment, decree, order, statute, rule, regulation, directive, policy or guideline to which it or its property may be subject, except for such violations which could not individually or in the aggregate, have a material adverse effect on the Company and the Bank, taken as a whole.

                                    (ii) To the best knowledge of such counsel,
                           no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or the Bank of any material agreement, indenture, mortgage, deed of trust, note or any other material agreement or material instrument to which the Company or the Bank is a party or by which it or its properties or businesses may be bound.

                                    (iii) The execution, delivery and
                           performance of the Operative Documents by the Company and the Trust and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in the breach or violation of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the creation or imposition of any lien, charge, claim, encumbrance or security interest on any properties or assets of the Company or the Bank pursuant to the terms of, any material agreement, indenture, mortgage or other material agreement or material instrument known to such counsel to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such actions violate the charter or bylaws or other governing document of the Company or the Bank or any applicable law, rule or administrative regulation of any court or governmental agency or governmental authority having jurisdiction over the Company or the Bank or any of their properties, except for such violations which could not have, individually or in the aggregate, a material adverse effect on the Company.

                                    (iv) To the best of such counsels knowledge,
                           there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been so described or filed as required.

                                    (v) To the best knowledge of such counsel,
                           there is no action, suit, investigation or proceeding, governmental or otherwise, pending, threatened or contemplated to which the Company or the Bank is or may be a party or of which the business or property of the Company or the Bank is or may be subject in either case that is required to be disclosed in the Prospectus.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no statement), as of its issue date and at the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) On each Closing Date there shall have been furnished to the Representatives the opinion (addressed to the Underwriters) of Richards, Layton & Finger, P.A., as special Delaware counsel to the Trust and the Company, dated such Closing Date, and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                    (i) The Trust has been duly created and is
                           validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                                    (ii) Under the Delaware Act and the
                           Declaration, the Trust has the trust power and authority to own its property and conduct its business as set forth in the Declaration;

                                    (iii) The Declaration constitutes a valid
                           and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                                    (iv) Under the Delaware Act and the
                           Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Underwriting Agreement,
                           (ii) to issue and perform its obligations under the Capital Securities and the Common Securities and
                           (iii) to purchase and hold the Debentures;

                                    (v) Under the Delaware Act and the
                           Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                                    (vi) The Capital Securities have been duly
                           authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration. The holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates of Capital Securities and the issuance of replacement certificates of Capital Securities, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration;

                                    (vii) The Common Securities have been duly
                           authorized by the Declaration and are validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration.

                                    (viii) Under the Delaware Act and the
                           Declaration, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights;

                                    (ix) The issuance and sale by the Trust of
                           the Capital Securities and Common Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder, and the performance by the Company, as depositor, of its obligations under the Declaration
                           (A) do not violate (i) any of the provisions of the certificate of trust of the Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the state of Delaware); and

                                    (x) Assuming that the Trust derives no
                           income from or in connection with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (j) On each Closing Date there shall have been furnished to the Representatives the opinion (addressed to the Underwriters) of Thacher Proffitt & Wood, counsel for the Underwriters, with respect to, as applicable, the incorporation of the Company, the Registration Statement, the Prospectus (other than financial statements and other financial data included therein) and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

                  (k) The Capital Securities to be purchased on each Closing Date by the Underwriters shall have been approved for listing on the NASDAQ National Market System.

                  (l) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Operative Documents, the Registration Statement and the Prospectus shall be satisfactory in all respects to counsel for the Underwriters, and the Representatives shall have been furnished with such additional documents and certificates as the Representatives or counsel for the Underwriters may reasonably request related to this Agreement, the Prospectus or the transactions contemplated hereby.

                  (m) Subsequent to the execution and delivery of this Agreement
         (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (n) If the Capital Securities have been qualified for sale in Florida, the Representatives shall have received on each Closing Date certificates, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company, stating solely in his capacity as an executive officer of the Company, to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that, to his knowledge after due inquiry, the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                  6. COVENANTS OF THE TRUST AND THE COMPANY. (A) The Trust and the Company covenant and agree as follows:

                  (a) To prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business day following the execution and delivery of this Agreement, and to promptly advise the Representatives (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any Preliminary Prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (iv) of the receipt by the Trust or the Company of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Neither the Trust nor the Company shall file any amendment of the Registration Statement or supplement to the Prospectus unless the Trust or the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. Each of the Trust and the Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Capital Securities is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, to promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                  (c) To make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of
         Section 11(a) of the Securities Act or Rule 158 of the Rules.

                  (d) To furnish to the Representatives and counsel for the Underwriters, without charge, (i) signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof (ii) copies of any document incorporated by reference in the Prospectus (including exhibits thereto) and, (iii) so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                  (e) To cooperate with the Representatives and their counsel in endeavoring to qualify the Capital Securities for offer and sale under the laws of such jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required for the distribution of the Capital Securities.

                  (f) For a period of five years after the date of this Agreement, to supply to the Representatives, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                  (g) Without the prior written consent of CIBC Oppenheimer Corp., on behalf of the Representatives, for a period of 180 days after the date of this Agreement, not to offer, issue, sell, contract to sell or otherwise dispose of any additional securities of the Trust or the Company substantially similar to the Capital Securities or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities.

                  (h) On or before completion of this offering the Company and the Trust shall make all filings required under applicable securities laws and by the NASDAQ National Market System.

         (B) Each of the Trust and the Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Capital Securities and the performance of the obligations of the Trust and the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Capital Securities to the Underwriters; (iii) the registration or qualification of the Capital Securities for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(A)(e), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda;
(iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Capital Securities by the Underwriters or by dealers to whom Capital Securities may be sold; (v) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(A)(vi); (vi) inclusion of the Capital Securities for quotation on the NASDAQ

National Market System and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Capital Securities by the Trust to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company or the Trust pursuant to the preceding sentence, including without limitation, the fees and disbursements of counsel for the Underwriters.

                  7. INDEMNIFICATION.

                  (a) The Trust and the Company agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Capital Securities to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Trust and the Company may otherwise have.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust and the Company, each person if any, who controls the Trust or the Company within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Trust or of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page, in the paragraph relating to stabilization on the inside front cover page of the Prospectus and the statements contained in the last paragraph under the caption "Underwriting" in the Prospectus.

                  (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnity party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such, counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action suit, proceeding or claim effected without its written consent, which shall not be unreasonably withheld.

                  8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) is due in accordance with its terms but for any reason is held to be unavailable from the Trust or the Company, each of the Trust, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Trust or the Company from persons other than the Underwriters, such as persons who control the Trust or the Company within the meaning of the Securities Act, officers of the Trust or of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Trust, the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other from the offering of the Capital Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering before deducting expenses received by the Trust and the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Trust and the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Capital Securities purchased by such Underwriter hereunder, and (ii) the Trust and the Company shall be liable and responsible for any amount in excess of such underwriting discount; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Trust or the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Trust or of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Trust and the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this
Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution my be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

                  9. TERMINATION. This Agreement may be terminated with respect to the Capital Securities to be purchased on a Closing Date by the Representatives by notifying the Trust and the Company at any time:

                  (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if them has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States of America is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States of America is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Capital Securities; (iv) if trading in the Capital Securities has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or
         (v) if a banking moratorium has been declared by any state or Federal authority, or

                  (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, neither the Trust nor the Company shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Trust and the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement or is terminated in accordance with the provisions of this Section 9, the Trust or the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Capital Securities or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Capital Securities agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Trust, the Company or to the other Underwriters for damages occasioned by its failure or refusal.

                  10. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Capital Securities agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Capital Securities or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Capital Securities in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                  (a) if the number of Capital Securities to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Capital Securities that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Capital Securities on the terms herein set forth in proportion to their respective obligations hereunder; PROVIDED, THAT in no event shall the maximum number of Capital Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one ninth of such number of Capital Securities without the written consent of such Underwriter, or

                  (b) if the number of Capital Securities to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Capital Securities that all the Underwriters are obligated to purchase on such Closing Date, then the Company and Trust shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Capital Securities upon the terms set forth in this Agreement.

                  In any such case, either the Representatives, the Trust or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five (5) business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives, the Trust and the Company. If the number of Capital Securities to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Capital Securities that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters, the Trust or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Capital Securities that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Capital Securities to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Trust and the Company and without liability on the part of the Trust and the Company, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Trust, the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement

                  11. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Trust and the Company or their officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Capital Securities. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters, the Trust and the Company, and each of their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Trust or the Company, and directors and officers of the Trust and the Company, and each of their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Capital Securities from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC Oppenheimer Corp., Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention:
Mark C. Biderman, (b) if to the Trust or the Company, to the address of the Company set forth on the cover page of the Registration Statement, Attention:
Secretary.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among us.

                                          Very truly yours,

                                          HAMILTON CAPITAL TRUST I



                                          By
                                            ------------------------------------
                                             Name:
                                             Title:



                                          HAMILTON BANCORP INC.



                                          By
                                            ------------------------------------
                                            Name
                                            Title:

Confirmed:

CIBC OPPENHEIMER CORP.
RAYMOND JAMES & ASSOCIATES, INC.

Acting severally on behalf of themselves and as representatives of the several Underwriters named in Schedule I annexed hereto.

CIBC OPPENHEIMER CORP.

By
  ------------------------------------
  Name:
  Title:

                                                                     Exhibit 1.1



                                   SCHEDULE I



                                                                 NUMBER OF
                                                            CAPITAL-SECURITIES
SECURITIES UNDERWRITER                                        TO BE PURCHASED
----------------------                                      ------------------

CIBC Oppenheimer Corp.....................................
Raymond James & Associates, Inc...........................
                                                           --------------------
                                                                     [1,200,000]
                                                           ====================